EXHIBIT 99.1

Exhibit 99.1

CVB Financial Corp.

December 2011

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2010, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

CVB Financial Corp. (CVBF)

Total Assets: Gross Loans:

Total Deposits (Including Repos): Tang. Common Equity:

$6.5 Billion $3.5 Billion $5.1 Billion $700 Million

Largest California. financial Formed institution in 1974. headquartered in the Inland Empire region of Southern throughout Serves 41 cities the Inland with 43 Empire, business LA financial County, Orange centers County and 5 commercial and the Central banking Valley centers of California

Average Cost of Deposits = 0.17%

Significant equity ownership board of directors: approximately 16%

Source: Q3 2011 earnings release & company filings. *non-covered loans

Experienced Leadership

Name Position Banking CVBF

Experience Service

Christopher D. Myers President & CEO 27 Years 5 Years

Executive Vice President

Richard C. Thomas 2 Years 1 Year

Chief Financial Officer

Executive Vice President

James F. Dowd 34 Years 3 Years

Chief Credit Officer

Executive Vice President

David C. Harvey 22 Years 2 Years

Chief Operations Officer

Executive Vice President

David A. Brager 24 Years 9 Years

Sales Division

Executive Vice President

Chris A. Walters 24 Years 4 Years

CitizensTrust

Executive Vice President

Yamynn DeAngelis 32 Years 24 Years

Chief Risk Officer

Who is

CVB Financial Corp.?

Largest Banks Headquartered in California

Rank Name Asset Size (9/30/11)

1 Wells Fargo $1,304,945

2 Union Bank $83,539

3 Bank of the West $61,857

4 OneWest Bank $27,391

5 First Republic Bank $26,778

6 City National Bank $23,104

7 East West Bank $21,813

8 SVB Financial $19,195

9 Cathay Bank $10,499

10 CVB Financial Corp $6,530

11 Pacific Capital Bank $5,843

12 Pacific Western Bank $5,494

13 Westamerica Bank $4,966

14 Farmers & Merchants of Long Beach $4,510

In millions

Bank

138 Consecutive Quarters of Profitability

88 Consecutive Quarters of Cash Dividends BauerFinancial Report

Five Star Rating (March 2011)

Fitch Rating

BBB (October 2011)

CVB Financial Corp.

Our Markets

Existing Locations

43 Business Financial Centers

5 Commercial Banking Centers

Commercial Banking Centers Business Financial Centers

Deposits*

# of Center Total Deposits Total Deposits

(000’s) Locations(9/30/10)(9/30/11)

Los Angeles County 16 $17610331790112,761,033 $1,790,112

Inland Empire 12 $1,674,771

(Riverside & San Bernardino Counties)

Central Valley 12 $800110800,110 $769,162

Orange County 8 $565,932

Other 0 $278,191

Total 48 $5,080,037 $5,074,417

Average Cost of Deposits 037%0.37% 017%0.17%

*Includes Customer Repurchase Agreements

Deposit Cost Comparison

3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

CVBF Peers

Source: Q3 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

Loans

as of 9/30/2011

Non-Covered Covered Total Loans* %

(000’s) Loans Loans*

Los Angeles County $1,110,895 $5,588 $1,116,483 31.6%

Central Valley $564,424 $287,881 $852,305 24.1%

Inland Empire $620,323 $2,899 $623,222 17.6%

(Riverside & San Bernardino Counties)

Orange County $482,226 $0 $482,226 13.7%

Other $401,851 $58,190 $460,041 13.0%

Total $3,179,719 $354,558 $3,534,277 100%

*Prior to MTM discount

Total Non-Covered Loans

(000’s) $3,800,000

$3,600,000 $3,400,000 $3,200,000 $3,000,000 $2,800,000 $2,600,000 $2,400,000 $2,200,000

$2,000,000

$690 million

$332 million

Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11

Adjusted Non-Covered Loans*

*Removed Mortgage Pools, Muni Leasing and Construction

Loan Portfolio Composition*

Total Loans by Type

Municipal Lease Finance Receivables 3.6%

Consumer 1.6%

SFR Mortgage 5.9%

Commercial RE Non-Owner Occupied 39.4%

Auto & Equipment 0.5%

Dairy & Livestock 9.2%

Agribusiness 0.1%

Commercial & Industrial 15.0%

Construction RE 2.4%

Commercial RE

Owner Occupied 22.3%

Source: Q3 2011 earnings release & company reports | *Non-covered loans

Total Covered Loans

‘ $800,000

$700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $-

$200 million

$68 million

Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11

Net of Discount

Non-Performing Assets

Non-Covered

(000’s) $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011

Non-Performing OREO

Loan Loss Allowance

Non-Covered

4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2007 2007 2007 2007 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011

Classified Loans

Non-Covered

(000’s) $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011

Superior Credit Quality

Texas Ratio

90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

CVBF Peer

NPA’s/Loans & OREO

7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00%

Non —

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

CVBF Peer

CVBF’s strong loan underwriting culture has limited its exposure to problem credits

Continued profitability has allowed CVB to build its capital base and reserves for loan losses.

Source: Q3 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

CVB Financial Corp.

Profits

Net Income

Highest in CVBF

History!

(000’s)

$22,500

$20,000

$17,500

$15,000

$12,500

$10,000

$7,500

$5,000

$2,500

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2007 2007 2007 2007 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011

Net Income After Taxes

Earnings

2007 2008 2009 2010 YTD

(000’s) 9/30/2011

Net Interest Income $161,142 $193,679 $222,264 $259,317 $179,484

Provision for Credit Losses ($4,000) ($26,600) ($80,500) ($61,200) ($7,068)

Other Operating ($74,079) ($81,331) ($52,515) ($111,378) ($82,832)

Income/Expenses (Net)

Income Taxes Income Taxes ($22,479) ($22,675) ($23,830) ($23,804) ($29,563)

Net Profit After Tax $60,584 $63,073 $65,419 $62,935 $60,021

Net Interest Margin

4.25%

4.00%

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2007 2007 2007 2007 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011

Normalized*

*Normalized excludes accelerated accretion on covered loans

Peer Profitability Metrics

Return on Average Assets

2.00%

1.50%

1.00%

0.50% CVBF

0.00% Peer

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

-0.50% 2010 2010 2010 2010 2011 2011 2011

-1.00%

-1.50%

Return on Average Tangible Equity

25.00%

20.00%

15.00%

10.00%

5.00%

0.00%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

-5.00% 2010 2010 2010 2010 2011 2011 2011

-10.00%

-15.00%

Net Interest Margin

5.00%

4.50%

4.00%

3.50%

3.00%

2.50% CVBF

2.00%

1.50% Peer

1.00%

0.50%

0.00%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

Source: Q3 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

CVB Financial Corp.

Capital

25

CVB Financial Corp.

Capital

Capital Ratios

Regulatory Minimum Ratio

Regulatory Well-Capitalized Ratio September 30, 2011

Tier 1 Risk-based Capital Ratio 4.0%

Total Risk-based Capital Ratio 8.0%

Tier 1 Leverage Ratio 4.0%

Tangible Capital Ratio 4.0%

Core Tier 1 Capital Ratio

CVB Financial Corp.

Peer Capital Metrics

Tier 1 Capital Ratio

18.00%

16.00%

14.00%

12.00%

10.00% CVBF

8.00% Peer

6.00%

4.00%

2.00%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

Total Risk – Based Capital Ratio

20.00%

18.00%

16.00%

14.00%

12.00%

10.00%

8.00%

6.00%

4.00%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

Tangible Common Equity/Tangible Assets

11.00%

10.00%

9.00%

8.00%

7.00%

6.00% CVBF

5.00% Peer

4.00%

3.00%

2.00%

2006 2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2010 2010 2010 2011 2011 2011

Source: Q3 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion

CVB Financial Corp.

Securities/Investments

Securities Portfolio*

—$2.2 Billion—

Yield on securities portfolio: 3.65%

CMO 24.5%

Municipal Bonds 29.6%

MBS 43.8%

Government Agency & GSEs 2.1%

??Securities portfolio totaled $2.2 billion at 9/30/2011. The portfolio represents 33% of the Bank’s total assets

??Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6 % of the municipal bond portfolio

*Securities Available For Sale

Source: Q3 2011 earnings release. As of 9/30/2011 securities held-to-maturity were valued at approximately $2.6 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$2.2 Billion

—Mark to Market—

(Pretax)

(000’s)

$100,000

$82,480

$80,000 $75,117 $67,648

$60,000 $58,043 $58,178

$47,439 $47,154 $49,022

$42,197 $43,390

$40,000

$20,000 $10,664 $15,068

$0

-$20,000 -$10,100

-$40,000 -$30,331

Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11

*Securities Available For Sale

CVBF Assets

12/31/06 $6.1 Billion

Loans 49.9%

Securities 42.4%

0.7%

Goodwill & Intangibles

4.6%

Other

2.4% Fed Balance*

9/30/11 $6.5 Billion

51.5%

Loans

Securities

33.2%

0.9%

Goodwill & Intangibles

6.8%

Other

7.6%

Fed Balance*

*Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit

CVBF Liabilities

12/31/06 $5.7 Billion

BORROWINGS

36.0%

Jr. Subordinated

1.9% Debentures

0.7%

Other Liabilities

61.4%

TOTAL DEPOSITS*

9/30/11 $5.8 Billion

BORROWINGS

9.4%

Other 1.6% Liabilities

Jr. Subordinated

2.0% Debentures

87.0%

TOTAL DEPOSITS*

*Includes Customer Repurchase Agreements

CVB Financial Corp.

Recent Updates & Highlights

CVB Financial Corp. (CVBF)

—3rd Quarter Highlights—

• Net income of $22.4 million for the third quarter of 2011

• Diluted earnings per common share were $0.21 for the third quarter and $0.57 year-to-date

• Allowance for credit losses represents 3.01% of total non-covered loans & leases

• Non-performing loans decreased to $65.2 million, and now represent 2.06% of total non-covered loans and leases

• Non-interest bearing deposits totaled $1.98 billion

• Repurchased 1.5 million shares of common stock at an average price of $7.83 during the third quarter of 2011

Source: Q3 2011 earnings release & company filings.

Recent Updates

• FDIC and DFI completed Safety and Soundness Field Examination in mid-July.

CVB Financial Corp.

CVB Financial Corp.

Our Growth Strategy

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs medium of successful small to medium sized businesses and their owners.

Target Customer

The best privately-held and/or family-owned businesses throughout California

Annual revenues of $1-200 million

Top 25% in their respective industry Full relationship banking

Build 20-year relationships

Three Areas of Growth

Same Store Sales

DeNovo

Acquisitions

—Banks—

—Trust—

Acquisition Strategy

—Banks—

FDIC-assisted & conventional M&A

Target size: $300 million to $3 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California only)

Trust/Investment—

Target size: AUM of $300 million to $1.5 billion In California

CVB Financial Corp.

—Four Key Objectives—

Quality Loan Growth

Non—Interest—Bearing Deposit Growth

Non—Interest – Income Growth

Expense Control

Our Strategic Focus

Strong Capital position

Strong, disciplined credit underwriting/credit culture

Drive low-cost, sustainable deposits

Multiple forms of growth (don’t depend on one)

Same Store Sales

DeNovo Acquisitions

Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

CVB Financial Corp.

Copy of Presentation: www.cbbank.com